SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 4, 2004

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia 30319

(Addresses of Principal Executive Offices, including Zip Code)

(404) 303-4000

(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events and Required FD Disclosure.

On August 4, 2004, pursuant to their respective Joinder and Assumption Agreements and Senior Credit Notes filed with this Current Report as Exhibits 10.1 through 10.6 and 10.8 to 10.13, six additional financial institutions became lenders under HomeBanc Corp.’s existing JPMorgan Chase Bank-led warehouse facility. The joinder of the six institutions resulted in an increase in the aggregate commitments under the facility from $525 million to $755 million. In connection with the aggregate commitment increase, the commitment for the swingline facility increased from $105 million to $151 million, and the borrowers executed and delivered a new Swing Line Note filed with this Current Report as Exhibit 10.7.

Pursuant to General Instruction F to Form 8-K, the Joinder and Assumption Agreements, Swing Line Note and Senior Credit Notes, attached hereto as Exhibits 10.1 to 10.13, are incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
10.1	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining Bank Hapoalim B.M. as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.2	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining Sovereign Bank as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.3	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining United Overseas Bank Limited New York Agency as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.4	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining BNP Paribas New York Branch as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.5	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining Calyon New York Branch as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.6	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining Colonial Bank, N.A. as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.7	8/04 Swing Line Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of JPMorgan Chase Bank.

10.8	8/04 Bank Hapoalim Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of Bank Hapoalim B.M.

10.9	8/04 Sovereign Bank Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of Sovereign Bank.

10.10	8/04 United Overseas Bank Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of United Overseas Bank Limited New York Agency.

10.11	8/04 BNP Paribas Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of BNP Paribas New York Branch.

10.12	8/04 Calyon New York Branch Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of Calyon New York Branch.

10.13	8/04 Colonial Bank Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of Colonial Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

By:	/s/ Charles W. McGuire
Name:	Charles W. McGuire
Title:	Executive Vice President,
General Counsel & Secretary

Date: August 11, 2004

EXHIBIT INDEX

Exhibit Number	Description
10.1	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining Bank Hapoalim B.M. as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.2	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining Sovereign Bank as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.3	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining United Overseas Bank Limited New York Agency as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.4	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining BNP Paribas New York Branch as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.5	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining Calyon New York Branch as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.6	Joinder and Assumption Agreement for HomeBanc Corp. and HomeBanc Mortgage Corporation 6/04 Amended and Restated Senior Secured Credit Agreement, dated August 4, 2004, joining Colonial Bank, N.A. as party to the 6/04 Amended and Restated Senior Secured Credit Agreement.

10.7	8/04 Swing Line Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of JPMorgan Chase Bank.

10.8	8/04 Bank Hapoalim Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of Bank Hapoalim B.M.

10.9	8/04 Sovereign Bank Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of Sovereign Bank.

10.10	8/04 United Overseas Bank Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of United Overseas Bank Limited New York Agency.

10.11	8/04 BNP Paribas Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of BNP Paribas New York Branch.

10.12	8/04 Calyon New York Branch Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of Calyon New York Branch.

10.13	8/04 Colonial Bank Senior Credit Note, dated August 4, 2004, with HomeBanc Corp. and HomeBanc Mortgage Corporation as co-makers and to the order of Colonial Bank, N.A.